Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2024
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2024
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 16, 2024. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2024	2023	2023	2023	2023
Interest Income
Loans	$4,819	$4,875	$4,643	$4,523	$4,258
Investment securities	883	885	892	883	885
Other	798	742	668	538	516
Total interest income	6,500	6,502	6,203	5,944	5,659
Interest Expense
Deposits	2,077	1,995	1,792	1,531	1,291
Borrowed funds	1,159	1,104	993	903	783
Total interest expense	3,236	3,099	2,785	2,434	2,074
Net interest income	3,264	3,403	3,418	3,510	3,585
Noninterest Income
Asset management and brokerage	364	360	348	348	356
Capital markets and advisory	259	309	168	213	262
Card and cash management	671	688	689	697	659
Lending and deposit services	305	314	315	298	306
Residential and commercial mortgage	147	149	201	98	177
Other (a) (b)	135	138	94	129	258
Total noninterest income	1,881	1,958	1,815	1,783	2,018
Total revenue	5,145	5,361	5,233	5,293	5,603
Provision For Credit Losses	155	232	129	146	235
Noninterest Expense
Personnel	1,794	1,983	1,773	1,846	1,826
Occupancy	244	243	244	244	251
Equipment	341	365	347	349	350
Marketing	64	74	93	109	74
Other	891	1,409	788	824	820
Total noninterest expense	3,334	4,074	3,245	3,372	3,321
Income before income taxes and noncontrolling interests	1,656	1,055	1,859	1,775	2,047
Income taxes	312	172	289	275	353
Net income	1,344	883	1,570	1,500	1,694
Less: Net income attributable to noncontrolling interests	14	19	16	17	17
Preferred stock dividends (c)	81	118	104	127	68
Preferred stock discount accretion and redemptions	2	2	2	2	2
Net income attributable to common shareholders	$1,247	$744	$1,448	$1,354	$1,607
Earnings Per Common Share
Basic	$3.10	$1.85	$3.60	$3.36	$3.98
Diluted	$3.10	$1.85	$3.60	$3.36	$3.98
Average Common Shares Outstanding
Basic	400	400	400	401	401
Diluted	400	401	400	401	402
Efficiency	65%	76%	62%	64%	59%
Noninterest income to total revenue	37%	37%	35%	34%	36%
Effective tax rate (d)	18.8%	16.3%	15.5%	15.5%	17.2%
(a)Includes net gains (losses) on sale of securities of less than $1 million, less than $1 million, less than $1 million, $(2) million and less than $1 million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)Includes Visa Class B derivative fair value adjustments of $(7) million, $(100) million, $(51) million, $(83) million and $(45) million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(c)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2024	2023	2023	2023	2023
Assets
Cash and due from banks	$5,933	$6,921	$5,300	$6,191	$5,940
Interest-earning deposits with banks (a)	53,612	43,804	41,484	38,259	33,865
Loans held for sale (b)	743	734	923	835	998
Investment securities – available for sale	42,280	41,785	40,590	41,787	43,220
Investment securities – held to maturity	88,180	90,784	91,797	93,874	95,019
Loans (b)	319,781	321,508	318,416	321,761	326,475
Allowance for loan and lease losses	(4,693)	(4,791)	(4,767)	(4,737)	(4,741)
Net loans	315,088	316,717	313,649	317,024	321,734
Equity investments	8,280	8,314	8,046	8,015	8,323
Mortgage servicing rights	3,762	3,686	4,006	3,455	3,293
Goodwill	10,932	10,932	10,987	10,987	10,987
Other (b)	37,352	37,903	40,552	37,780	38,398
Total assets	$566,162	$561,580	$557,334	$558,207	$561,777
Liabilities
Deposits
Noninterest-bearing	$98,061	$101,285	$105,672	$110,527	$118,014
Interest-bearing	327,563	320,133	317,937	316,962	318,819
Total deposits	425,624	421,418	423,609	427,489	436,833
Borrowed funds
Federal Home Loan Bank borrowings	37,000	38,000	36,000	34,000	32,020
Senior debt	27,907	26,836	22,407	22,005	19,622
Subordinated debt	4,827	4,875	4,728	5,548	5,630
Other (b)	2,973	3,026	3,032	3,831	3,550
Total borrowed funds	72,707	72,737	66,167	65,384	60,822
Allowance for unfunded lending related commitments	672	663	640	663	672
Accrued expenses and other liabilities (b)	15,785	15,621	17,437	15,325	14,376
Total liabilities	514,788	510,439	507,853	508,861	512,703
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,116,260, 543,116,271, 543,012,047, 543,012,047 and 542,874,855 shares	2,716	2,716	2,715	2,715	2,714
Capital surplus	19,032	19,020	19,971	19,934	19,864
Retained earnings	56,913	56,290	56,170	55,346	54,598
Accumulated other comprehensive income (loss)	(8,042)	(7,712)	(10,261)	(9,525)	(9,108)
Common stock held in treasury at cost: 145,068,954, 145,087,054, 144,671,252, 144,763,739 and 143,781,812 shares	(19,279)	(19,209)	(19,141)	(19,150)	(19,024)
Total shareholders’ equity	51,340	51,105	49,454	49,320	49,044
Noncontrolling interests	34	36	27	26	30
Total equity	51,374	51,141	49,481	49,346	49,074
Total liabilities and equity	$566,162	$561,580	$557,334	$558,207	$561,777
(a)Amounts include balances held with the Federal Reserve Bank of $53.2 billion, $43.3 billion, $41.1 billion, $37.8 billion and $32.5 billion as of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2023 Form 10-K included, and our first quarter 2024 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2024	2023	2023	2023	2023
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$30,411	$30,980	$31,020	$31,180	$31,850
Non-agency	578	599	627	663	689
Commercial mortgage-backed	2,622	2,727	2,880	2,948	3,102
Asset-backed	1,414	1,080	989	575	218
U.S. Treasury and government agencies	8,199	7,788	7,996	8,231	9,088
Other	2,776	2,899	2,931	2,997	3,263
Total securities available for sale	46,000	46,073	46,443	46,594	48,210
Securities held to maturity
Residential mortgage-backed	42,633	43,336	44,112	45,033	45,616
Commercial mortgage-backed	2,252	2,318	2,346	2,396	2,453
Asset-backed	5,627	6,040	6,463	6,712	7,026
U.S. Treasury and government agencies	35,860	36,457	37,043	36,912	36,748
Other	3,062	3,164	3,256	3,391	3,338
Total securities held to maturity	89,434	91,315	93,220	94,444	95,181
Total investment securities	135,434	137,388	139,663	141,038	143,391
Loans
Commercial and industrial	177,258	180,566	175,206	180,878	182,017
Commercial real estate	35,522	35,617	36,032	35,938	36,110
Equipment lease financing	6,468	6,430	6,441	6,364	6,452
Consumer	53,933	54,512	54,744	55,070	55,020
Residential real estate	47,428	47,444	47,081	46,284	45,927
Total loans	320,609	324,569	319,504	324,534	325,526
Interest-earning deposits with banks (c)	48,250	42,627	38,352	31,433	34,054
Other interest-earning assets	8,002	8,738	8,777	9,215	8,806
Total interest-earning assets	512,295	513,322	506,296	506,220	511,777
Noninterest-earning assets	50,553	48,997	48,667	49,287	50,555
Total assets	$562,848	$562,319	$554,963	$555,507	$562,332
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$67,838	$66,393	$64,310	$63,691	$65,753
Demand	122,748	124,124	123,730	124,111	124,376
Savings	97,719	98,490	100,643	102,415	104,408
Time deposits	32,975	30,357	25,872	22,342	20,519
Total interest-bearing deposits	321,280	319,364	314,555	312,559	315,056
Borrowed funds
Federal Home Loan Bank borrowings	37,717	37,783	34,109	33,752	32,056
Senior debt	28,475	26,634	23,479	20,910	19,679
Subordinated debt	5,082	5,091	5,293	5,850	6,100
Other	4,316	3,384	4,584	5,180	5,133
Total borrowed funds	75,590	72,892	67,465	65,692	62,968
Total interest-bearing liabilities	396,870	392,256	382,020	378,251	378,024
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	98,875	104,567	107,981	113,178	121,176
Accrued expenses and other liabilities	16,404	16,328	15,629	15,063	16,014
Equity	50,699	49,168	49,333	49,015	47,118
Total liabilities and equity	$562,848	$562,319	$554,963	$555,507	$562,332
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $47.8 billion, $42.2 billion, $37.9 billion, $30.6 billion and $33.5 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2024	2023	2023	2023	2023
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.88%	2.83%	2.73%	2.67%	2.67%
Non-agency	9.65%	9.15%	10.42%	9.39%	8.53%
Commercial mortgage-backed	2.99%	3.00%	3.41%	2.84%	2.62%
Asset-backed	6.02%	6.41%	6.30%	6.56%	7.04%
U.S. Treasury and government agencies	2.67%	2.22%	2.28%	2.20%	2.05%
Other	2.63%	2.61%	2.58%	2.55%	2.47%
Total securities available for sale	3.01%	2.89%	2.87%	2.73%	2.64%
Securities held to maturity
Residential mortgage-backed	2.77%	2.75%	2.72%	2.72%	2.74%
Commercial mortgage-backed	5.46%	5.53%	5.55%	5.35%	4.95%
Asset-backed	4.49%	4.57%	4.36%	4.10%	3.97%
U.S. Treasury and government agencies	1.31%	1.32%	1.34%	1.34%	1.33%
Other	4.52%	4.72%	4.57%	4.65%	4.62%
Total securities held to maturity	2.42%	2.44%	2.42%	2.41%	2.41%
Total investment securities	2.62%	2.59%	2.57%	2.52%	2.49%
Loans
Commercial and industrial	6.18%	6.13%	5.86%	5.70%	5.34%
Commercial real estate	6.67%	6.68%	6.59%	6.37%	6.02%
Equipment lease financing	5.17%	4.98%	4.72%	4.51%	4.28%
Consumer	7.16%	7.00%	6.89%	6.57%	6.34%
Residential real estate	3.65%	3.60%	3.52%	3.41%	3.35%
Total loans	6.01%	5.94%	5.75%	5.57%	5.29%
Interest-earning deposits with banks	5.47%	5.53%	5.44%	5.10%	4.58%
Other interest-earning assets	6.92%	6.96%	6.66%	5.96%	5.75%
Total yield on interest-earning assets	5.08%	5.03%	4.87%	4.70%	4.46%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.45%	3.32%	3.10%	2.79%	2.40%
Demand	2.26%	2.26%	2.15%	1.89%	1.58%
Savings	1.81%	1.68%	1.49%	1.26%	1.03%
Time deposits	4.44%	4.11%	3.67%	3.26%	3.00%
Total interest-bearing deposits	2.60%	2.48%	2.26%	1.96%	1.66%
Borrowed funds
Federal Home Loan Bank borrowings	5.65%	5.66%	5.55%	5.28%	4.80%
Senior debt	6.59%	6.25%	6.17%	5.91%	5.39%
Subordinated debt	6.64%	6.63%	6.52%	6.19%	5.69%
Other	5.59%	5.55%	4.49%	3.79%	3.70%
Total borrowed funds	6.07%	5.94%	5.77%	5.44%	4.98%
Total rate on interest-bearing liabilities	3.24%	3.10%	2.86%	2.56%	2.20%
Interest rate spread	1.84%	1.93%	2.01%	2.14%	2.26%
Benefit from use of noninterest-bearing sources (b)	0.73%	0.73%	0.70%	0.65%	0.58%
Net interest margin	2.57%	2.66%	2.71%	2.79%	2.84%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023 were $34 million, $36 million, $36 million, $37 million and $38 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2024	2023	2023	2023	2023
Commercial
Commercial and industrial
Manufacturing	$29,402	$28,989	$29,163	$30,586	$32,132
Retail/wholesale trade	28,923	28,198	28,284	28,751	29,172
Financial services	27,640	28,422	22,770	21,823	22,534
Service providers	21,413	21,354	21,680	22,277	23,186
Real estate related (a)	15,583	16,235	16,182	17,200	17,548
Health care	10,193	9,808	10,092	10,186	10,537
Technology, media & telecommunications	10,158	10,249	10,989	11,158	11,338
Transportation and warehousing	7,523	7,733	7,891	8,048	7,824
Other industries	25,957	26,592	27,112	27,600	28,726
Total commercial and industrial	176,792	177,580	174,163	177,629	182,997
Commercial real estate	35,591	35,436	35,776	35,928	35,991
Equipment lease financing	6,462	6,542	6,493	6,400	6,424
Total commercial	218,845	219,558	216,432	219,957	225,412
Consumer
Residential real estate	47,386	47,544	47,359	46,834	46,067
Home equity	25,896	26,150	26,159	26,200	26,203
Automobile	14,788	14,860	14,940	15,065	14,923
Credit card	6,887	7,180	7,060	7,092	6,961
Education	1,859	1,945	2,020	2,058	2,131
Other consumer	4,120	4,271	4,446	4,555	4,778
Total consumer	100,936	101,950	101,984	101,804	101,063
Total loans	$319,781	$321,508	$318,416	$321,761	$326,475
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Allowance for loan and lease losses
Beginning balance	$4,791	$4,767	$4,737	$4,741	$4,741
Adoption of ASU 2022-02 (a)					(35)
Beginning balance, adjusted	4,791	4,767	4,737	4,741	4,706
Gross charge-offs:
Commercial and industrial	(84)	(52)	(43)	(45)	(104)
Commercial real estate	(56)	(56)	(25)	(87)	(12)
Equipment lease financing	(8)	(7)	(4)	(3)	(4)
Residential real estate	(1)	(2)	(1)	(2)	(3)
Home equity	(10)	(6)	(4)	(5)	(6)
Automobile	(32)	(30)	(30)	(28)	(33)
Credit card	(92)	(87)	(78)	(80)	(74)
Education	(4)	(4)	(4)	(5)	(4)
Other consumer	(43)	(40)	(44)	(38)	(42)
Total gross charge-offs	(330)	(284)	(233)	(293)	(282)
Recoveries:
Commercial and industrial	19	24	45	33	20
Commercial real estate	2	2	2		2
Equipment lease financing	2	1	2	3	3
Residential real estate	3	3	3	4	3
Home equity	9	10	12	13	11
Automobile	25	23	26	27	24
Credit card	15	11	10	11	11
Education	2	2	1	2	2
Other consumer	10	8	11	6	11
Total recoveries	87	84	112	99	87
Net (charge-offs) / recoveries:
Commercial and industrial	(65)	(28)	2	(12)	(84)
Commercial real estate	(54)	(54)	(23)	(87)	(10)
Equipment lease financing	(6)	(6)	(2)		(1)
Residential real estate	2	1	2	2
Home equity	(1)	4	8	8	5
Automobile	(7)	(7)	(4)	(1)	(9)
Credit card	(77)	(76)	(68)	(69)	(63)
Education	(2)	(2)	(3)	(3)	(2)
Other consumer	(33)	(32)	(33)	(32)	(31)
Total net (charge-offs)	(243)	(200)	(121)	(194)	(195)
Provision for credit losses (b)	147	221	153	189	229
Other	(2)	3	(2)	1	1
Ending balance	$4,693	$4,791	$4,767	$4,737	$4,741
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(125)	$(88)	$(23)	$(99)	$(95)
Consumer net charge-offs	(118)	(112)	(98)	(95)	(100)
Total net charge-offs	$(243)	$(200)	$(121)	$(194)	$(195)
Net charge-offs to average loans (annualized)	0.30%	0.24%	0.15%	0.24%	0.24%
Commercial	0.23%	0.16%	0.04%	0.18%	0.17%
Consumer	0.47%	0.44%	0.38%	0.38%	0.40%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Refer to our 2023 Form 10-K for additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2024	2023	2023	2023	2023
Provision for credit losses
Loans and leases	$147	$221	$153	$189	$229
Unfunded lending related commitments	9	23	(23)	(9)	(22)
Investment securities	1	(7)	(10)		(1)
Other financial assets	(2)	(5)	9	(34)	29
Total provision for credit losses	$155	$232	$129	$146	$235

Table 8: Allowance for Credit Losses by Loan Class (a)

	March 31, 2024			December 31, 2023			March 31, 2023
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,673	$176,792	0.95%	$1,806	$177,580	1.02%	$1,771	$182,997	0.97%
Commercial real estate	1,468	35,591	4.12%	1,371	35,436	3.87%	1,171	35,991	3.25%
Equipment lease financing	76	6,462	1.18%	82	6,542	1.25%	104	6,424	1.62%
Total commercial	3,217	218,845	1.47%	3,259	219,558	1.48%	3,046	225,412	1.35%
Consumer
Residential real estate	39	47,386	0.08%	61	47,544	0.13%	95	46,067	0.21%
Home equity	272	25,896	1.05%	276	26,150	1.06%	316	26,203	1.21%
Automobile	173	14,788	1.17%	173	14,860	1.16%	199	14,923	1.33%
Credit card	749	6,887	10.88%	766	7,180	10.67%	782	6,961	11.23%
Education	56	1,859	3.01%	56	1,945	2.88%	64	2,131	3.00%
Other consumer	187	4,120	4.54%	200	4,271	4.68%	239	4,778	5.00%
Total consumer	1,476	100,936	1.46%	1,532	101,950	1.50%	1,695	101,063	1.68%
Total	4,693	$319,781	1.47%	4,791	$321,508	1.49%	4,741	$326,475	1.45%
Allowance for unfunded lending related commitments	672			663			672
Allowance for credit losses	$5,365			$5,454			$5,413

Supplemental Information
Allowance for credit losses to total loans			1.68%			1.70%			1.66%
Commercial			1.71%			1.73%			1.60%
Consumer			1.60%			1.62%			1.79%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $117 million, $120 million and $205 million at March 31, 2024, December 31, 2023 and March 31, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Nonperforming loans
Commercial
Commercial and industrial
Technology, media & telecommunications	$177	$156	$51	$55	$22
Service providers	158	157	162	114	128
Manufacturing	60	32	34	50	105
Transportation and warehousing	40	35	44	33	24
Health care	40	36	37	60	57
Retail/wholesale trade	30	30	41	41	82
Real estate related (a)	23	30	31	42	43
Other industries	50	83	58	75	87
Total commercial and industrial	578	559	458	470	548
Commercial real estate	923	735	723	350	337
Equipment lease financing	13	13	30	7	6
Total commercial	1,514	1,307	1,211	827	891
Consumer (b)
Residential real estate	284	294	330	429	432
Home equity	464	458	446	506	523
Automobile	97	104	114	133	145
Credit card	13	10	11	10	9
Other consumer	8	7	11	8	10
Total consumer	866	873	912	1,086	1,119
Total nonperforming loans (c)	2,380	2,180	2,123	1,913	2,010
OREO and foreclosed assets	35	36	35	36	38
Total nonperforming assets	$2,415	$2,216	$2,158	$1,949	$2,048
Nonperforming loans to total loans	0.74%	0.68%	0.67%	0.59%	0.62%
Nonperforming assets to total loans, OREO and foreclosed assets	0.76%	0.69%	0.68%	0.61%	0.63%
Nonperforming assets to total assets	0.43%	0.39%	0.39%	0.35%	0.36%
Allowance for loan and lease losses to nonperforming loans	197%	220%	225%	248%	236%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Beginning balance	$2,216	$2,158	$1,949	$2,048	$2,019
New nonperforming assets	616	496	641	410	452
Charge-offs and valuation adjustments	(133)	(104)	(91)	(135)	(122)
Principal activity, including paydowns and payoffs	(188)	(250)	(112)	(297)	(172)
Asset sales and transfers to loans held for sale	(16)	(6)	(7)	(12)	(46)
Returned to performing status (a)	(80)	(78)	(222)	(65)	(83)
Ending balance	$2,415	$2,216	$2,158	$1,949	$2,048
(a)Amounts for the three months ended September 30, 2023 included updates to our return to accrual guidelines to bring consistency across consumer loan classes as to how and when loans become eligible to return to performing status.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a) (b)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Commercial
Commercial and industrial	$125	$104	$84	$64	$119
Commercial real estate	2	7	2	10	25
Equipment lease financing	22	41	25	14	33
Total commercial	149	152	111	88	177
Consumer
Residential real estate
Non government insured	179	201	179	151	167
Government insured	78	81	78	77	78
Home equity	64	63	59	56	48
Automobile	81	91	83	84	79
Credit card	49	54	50	49	48
Education
Non government insured	5	5	6	5	6
Government insured	20	22	26	28	29
Other consumer	11	16	15	17	13
Total consumer	487	533	496	467	468
Total	$636	$685	$607	$555	$645
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.20%	0.21%	0.19%	0.17%	0.20%
Commercial	0.07%	0.07%	0.05%	0.04%	0.08%
Consumer	0.48%	0.52%	0.49%	0.46%	0.46%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Prior period amounts continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a) (b)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Commercial
Commercial and industrial	$35	$45	$32	$47	$21
Commercial real estate			2		1
Equipment lease financing	4	8	6	5	5
Total commercial	39	53	40	52	27
Consumer
Residential real estate
Non government insured	50	50	52	36	43
Government insured	42	51	51	50	55
Home equity	24	27	22	18	18
Automobile	19	20	19	20	18
Credit card	37	39	38	36	35
Education
Non government insured	4	3	3	2	4
Government insured	13	16	19	15	17
Other consumer	7	11	9	9	8
Total consumer	196	217	213	186	198
Total	$235	$270	$253	$238	$225
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.07%	0.08%	0.08%	0.07%	0.07%
Commercial	0.02%	0.02%	0.02%	0.02%	0.01%
Consumer	0.19%	0.21%	0.21%	0.18%	0.20%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Prior period amounts continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a) (b)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Commercial
Commercial and industrial	$90	$76	$102	$112	$134
Commercial real estate		9
Total commercial	90	85	102	112	134
Consumer
Residential real estate
Non government insured	38	38	36	30	26
Government insured	137	154	146	144	152
Automobile	5	7	6	5	5
Credit card	82	86	80	71	74
Education
Non government insured	3	2	2	2	2
Government insured	40	47	46	46	54
Other consumer	9	10	9	9	9
Total consumer	314	344	325	307	322
Total	$404	$429	$427	$419	$456
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.13%	0.13%	0.13%	0.14%
Commercial	0.04%	0.04%	0.05%	0.05%	0.06%
Consumer	0.31%	0.34%	0.32%	0.30%	0.32%
Total accruing loans past due	$1,275	$1,384	$1,287	$1,212	$1,326
Commercial	$278	$290	$253	$252	$338
Consumer	$997	$1,094	$1,034	$960	$988
Total accruing loans past due to total loans	0.40%	0.43%	0.40%	0.38%	0.41%
Commercial	0.13%	0.13%	0.12%	0.11%	0.15%
Consumer	0.99%	1.07%	1.01%	0.94%	0.98%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Prior period amounts continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2024	2023	2023	2023	2023
Full-time employees
Retail Banking	28,580	28,761	29,692	30,446	31,583
Other full-time employees	25,861	26,052	27,725	27,785	27,874
Total full-time employees	54,441	54,813	57,417	58,231	59,457
Part-time employees
Retail Banking	1,554	1,540	1,480	1,567	1,537
Other part-time employees	56	58	70	503	79
Total part-time employees	1,610	1,598	1,550	2,070	1,616
Total	56,051	56,411	58,967	60,301	61,073

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2024	2023	2023	2023	2023
Net Income
Retail Banking	$1,085	$1,073	$1,094	$954	$647
Corporate & Institutional Banking	1,121	1,213	960	817	1,059
Asset Management Group	97	72	73	63	52
Other	(973)	(1,494)	(573)	(351)	(81)
Net income excluding noncontrolling interests	$1,330	$864	$1,554	$1,483	$1,677

Revenue
Retail Banking	$3,381	$3,391	$3,360	$3,150	$3,024
Corporate & Institutional Banking	2,437	2,637	2,254	2,202	2,300
Asset Management Group	387	380	362	353	357
Other	(1,060)	(1,047)	(743)	(412)	(78)
Total revenue	$5,145	$5,361	$5,233	$5,293	$5,603
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31		September 30		June 30	March 31
Dollars in millions	2024	2023		2023		2023	2023
Income Statement
Net interest income	$2,617	$2,669		$2,576		$2,448	$2,281
Noninterest income	764	722		784		702	743
Total revenue	3,381	3,391		3,360		3,150	3,024
Provision for (recapture of) credit losses	118	130		42		(14)	238
Noninterest expense	1,837	1,848		1,876		1,904	1,927
Pretax earnings	1,426	1,413		1,442		1,260	859
Income taxes	333	329		337		295	202
Noncontrolling interests	8	11		11		11	10
Earnings	$1,085	$1,073	752	$1,094	322	$954	$647
Average Balance Sheet
Loans held for sale	$478	$488		$633		$614	$542
Loans
Consumer
Residential real estate	$34,600	$34,951		$35,107		$35,150	$35,421
Home equity	24,462	24,569		24,591		24,663	24,571
Automobile	14,839	14,875		14,976		15,005	14,918
Credit card	6,930	7,084		7,075		7,015	6,904
Education	1,933	2,001		2,057		2,115	2,188
Other consumer	1,771	1,840		1,882		1,929	1,990
Total consumer	84,535	85,320		85,688		85,877	85,992
Commercial	12,620	12,088		11,733		11,708	11,438
Total loans	$97,155	$97,408		$97,421		$97,585	$97,430
Total assets	$114,199	$114,730		$114,724		$114,826	$115,384
Deposits
Noninterest-bearing	$53,395	$55,948		$58,110		$59,464	$60,801
Interest-bearing	195,615	195,314		195,560		197,854	201,720
Total deposits	$249,010	$251,262		$253,670		$257,318	$262,521
Performance Ratios
Return on average assets	3.85%	3.71%		3.78%		3.33%	2.27%
Noninterest income to total revenue	23%	21%		23%		22%	25%
Efficiency	54%	54%		56%		60%	64%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2024	2023	2023	2023	2023
Supplemental Noninterest Income Information
Asset management and brokerage	$137	$139	$130	$123	$131
Card and cash management	$306	$326	$329	$344	$324
Lending and deposit services	$178	$186	$193	$176	$181
Residential and commercial mortgage	$97	$117	$128	$75	$104
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$207	$209	$213	$191	$188
MSR asset value (b)	$2.7	$2.7	$2.8	$2.3	$2.2
Servicing income: (in millions)
Servicing fees, net (c)	$82	$89	$67	$67	$78
Mortgage servicing rights valuation net of economic hedge	$(6)	$11	$37	$(9)	$14
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.3	$1.5	$2.1	$2.4	$1.4
Loan sale margin percentage	2.53%	2.45%	2.43%	2.23%	2.26%
Other Information
Credit-related statistics
Nonperforming assets (b)	$841	$834	$856	$981	$1,009
Net charge-offs - loans and leases	$139	$128	$114	$109	$112
Other statistics
Branches (b) (d)	2,271	2,299	2,303	2,361	2,450
Brokerage account client assets (in billions) (b) (e)	$81	$78	$73	$75	$73
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Reflects all branches and solution centers excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(e)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2024	2023	2023	2023	2023
Income Statement
Net interest income	$1,549	$1,642	$1,419	$1,381	$1,414
Noninterest income	888	995	835	821	886
Total revenue	2,437	2,637	2,254	2,202	2,300
Provision for (recapture of) credit losses	47	115	102	209	(28)
Noninterest expense	922	975	895	921	939
Pretax earnings	1,468	1,547	1,257	1,072	1,389
Income taxes	342	330	292	250	325
Noncontrolling interests	5	4	5	5	5
Earnings	$1,121	$1,213	$960	$817	$1,059
Average Balance Sheet
Loans held for sale	$151	$450	$283	$440	$456
Loans
Commercial
Commercial and industrial	$163,326	$167,185	$161,810	$167,357	$168,874
Commercial real estate	34,420	34,488	34,587	34,410	34,605
Equipment lease financing	6,467	6,430	6,441	6,364	6,451
Total commercial	204,213	208,103	202,838	208,131	209,930
Consumer	3	5	4	5	7
Total loans	$204,216	$208,108	$202,842	$208,136	$209,937
Total assets	$228,698	$234,590	$230,082	$234,174	$234,536
Deposits
Noninterest-bearing	$43,854	$46,880	$48,123	$51,948	$58,529
Interest-bearing	98,841	97,660	93,563	89,068	86,832
Total deposits	$142,695	$144,540	$141,686	$141,016	$145,361
Performance Ratios
Return on average assets	1.99%	2.05%	1.66%	1.40%	1.83%
Noninterest income to total revenue	36%	38%	37%	37%	39%
Efficiency	38%	37%	40%	42%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$936	$1,044	$849	$778	$785
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$10	$17	$17	$13	$27
Commercial mortgage loan servicing income (d)	67	59	43	44	39
Commercial mortgage servicing rights valuation, net of economic hedge	37	19	54	4	41
Total	$114	$95	$114	$61	$107
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e)	$287	$288	$282	$280	$281
MSR asset value (e)	$1,075	$1,032	$1,169	$1,106	$1,061
Average loans by C&IB business
Corporate Banking	$116,845	$119,916	$113,538	$117,259	$119,602
Real Estate	46,608	47,028	47,234	47,692	47,297
Business Credit	28,929	29,252	29,900	30,613	30,180
Commercial Banking	7,546	7,591	7,861	8,225	8,430
Other	4,288	4,321	4,309	4,347	4,428
Total average loans	$204,216	$208,108	$202,842	$208,136	$209,937
Credit-related statistics
Nonperforming assets (e)	$1,419	$1,217	$1,130	$738	$801
Net charge-offs - loans and leases	$108	$76	$12	$93	$85
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2024	2023	2023	2023	2023
Income Statement
Net interest income	$157	$156	$139	$125	$127
Noninterest income	230	224	223	228	230
Total revenue	387	380	362	353	357
Provision for (recapture of) credit losses	(5)	2	(4)	(10)	9
Noninterest expense	265	284	271	280	280
Pretax earnings	127	94	95	83	68
Income taxes	30	22	22	20	16
Earnings	$97	$72	$73	$63	$52
Average Balance Sheet
Loans
Consumer
Residential real estate	$11,688	$11,314	$10,750	$9,855	$9,174
Other consumer	3,758	3,893	3,901	4,065	4,156
Total consumer	15,446	15,207	14,651	13,920	13,330
Commercial	849	867	1,090	1,229	1,246
Total loans	$16,295	$16,074	$15,741	$15,149	$14,576
Total assets	$16,728	$16,505	$16,161	$15,562	$14,997
Deposits
Noninterest-bearing	$1,617	$1,742	$1,756	$1,787	$1,846
Interest-bearing	27,064	26,479	25,417	25,482	26,337
Total deposits	$28,681	$28,221	$27,173	$27,269	$28,183
Performance Ratios
Return on average assets	2.35%	1.73%	1.79%	1.62%	1.41%
Noninterest income to total revenue	59%	59%	62%	65%	64%
Efficiency	68%	75%	75%	79%	78%
Other Information
Nonperforming assets (b)	$28	$39	$39	$41	$42
Net charge-offs (recoveries) - loans and leases		$(1)		$(2)
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management
PNC Private Bank	$124	$117	$109	$111	$108
Institutional Asset Management	71	72	67	65	69
Total discretionary clients assets under management	195	189	176	176	177
Nondiscretionary client assets under administration	199	179	170	168	156
Total	$394	$368	$346	$344	$333
(a)See note (a) on page 13.
(b)Presented as of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

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Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.